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                                                                Exhibit 10.44

                                  SUPPLEMENT TO

                           MASTER SECURITY AGREEMENT,
                        COLLATERAL ASSIGNMENT AND PLEDGE

         (SUPPLEMENTING TO INCLUDE XCALIBUR INTERNET, INC. AS A GRANTOR)


                  THIS SUPPLEMENT TO MASTER SECURITY AGREEMENT, COLLATERAL ASSIGNMENT AND PLEDGE (as may be amended from time to time hereafter, "Supplement") is made as of December 13, 2000 (the "Supplement Closing Date"), by XCALIBUR INTERNET, INC., formerly known as BOL Acquisition Co. XIII, Inc. (including any successors or permitted assignees, "Additional Grantor" or "Additional Borrower"), AND BIZNESSONLINE.COM, INC. ("BiznessOnline") AND each direct and indirect Subsidiary of BiznessOnline (each, an "Original Grantor" or an "Original Borrower"; collectively, the "Original Grantors" or the "Original Borrowers") (Additional Grantor together with the Original Grantors are sometimes referred to herein individually as a "Grantor" or a "Borrower" and collectively as the "Grantors" or the "Borrowers"), IN FAVOR OF MCG FINANCE CORPORATION, a Delaware corporation (including its successors, assignees, transferees, pledgees or participants, "Administrative Agent"), as a Lender and as administrative agent for the Lenders.


                                 R E C I T A L S

                  WHEREAS, Administrative Agent and each Lender have entered into a certain Credit Facility Agreement dated as of March 16, 2000 with Original Borrowers pursuant to which Original Borrowers borrowed $15.0 million on a senior secured basis under a term loan credit arrangement (and modified prior to the date hereof, "Original Credit Agreement"; as amended as of the date hereof to, among other things, increase such term loan credit arrangement to $17.0 million and as may be amended from time to time hereafter, the "Credit Agreement"); AND

                  WHEREAS, in connection with the Original Credit Agreement, each Original Grantor executed (among other things) a Master Security Agreement, Collateral Assignment and Pledge pursuant to which each Original Grantor encumbered all of its personal property and assets as collateral security for the Loans (as otherwise amended or modified prior to the date hereof, the "Original Security Agreement"; as hereby amended and as may be further amended from time to time hereafter, the "Security Agreement");

                  NOW, THEREFORE, in consideration of the promises and agreements contained herein, and other good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, the parties hereto hereby agree to amend the Security Agreement pursuant to the following terms and conditions:


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                  1. REPRESENTATION AND WARRANTY. Each Grantor hereby jointly and severally represents and warrants that the Recitals set forth above are true, correct and, in all material respects, complete.

                  2. ADDITIONAL GRANTOR LIABLE AS GRANTOR. Additional Grantor hereby agrees to be a Grantor under and as defined in (and become subject to the covenants, obligations, indemnifications, and waivers under) the Security Agreement.

                  3. GRANT OF SECURITY INTEREST. As collateral security for all of the Secured Obligations (as defined in Section 1.2 of the Original Security Agreement), which term shall include all of the obligations and indebtedness of each and all Grantors under the Loan Documents, Additional Grantor hereby pledges and collaterally assigns to Administrative Agent, and grants to Administrative Agent a continuing security interest in, the following (collectively, the "Additional Collateral"):

                           a. FIXTURES AND IMPROVEMENTS -- All of such Grantor's fixtures and improvements to real property in all of its forms, including the following: all buildings, structures, furnishings, and all heating, electrical, lighting, power and air conditioning equipment, and all antennas, transmitters, receivers and related equipment, and all other equipment that under applicable law constitutes a fixture, AND all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "FIXTURES"); AND

                           b. EQUIPMENT (AND COMPUTER HARDWARE) -- All of such Grantor's equipment in all of its forms, including the following: all machinery, tools, motor vehicles, furniture and furnishings, and all antennas, transmitters, receivers and related equipment, all communications, telecommunications, switches and related equipment, and all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, and all documentation manuals and materials with respect to such hardware, AND all rights with respect to all of the foregoing, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, AND any model conversions of any of the foregoing, AND all parts thereof and all accessions, additions, parts (including replacement parts), attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "EQUIPMENT"); AND

                           c. INVENTORY -- All of such Grantor's inventory in all of its forms, including the following: (1) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the preparation, manufacture, creation or production thereof, AND (2) all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which any Grantor has an interest or right as consignee), AND (3) all goods which are returned to or repossessed by


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         any Grantor, AND IN EACH INSTANCE all accessions thereto, products thereof and documents therefor (any and all of the foregoing being the "INVENTORY"); AND

                           d. RECEIVABLES, ACCOUNTS, CONTRACTS, MONEY,
         INSTRUMENTS, CHATTEL PAPER AND RELATED DOCUMENTS -- All of such Grantor's accounts, receivables, cash collateral accounts, lock box accounts, other deposit accounts, security deposits, advance payments, contracts, contract rights, leases, licenses, insurance policies, chattel paper, documents, instruments (whether or not negotiable), money, general intangibles and other obligations of any kind, and whether or not arising out of or in connection with the sale or lease of goods or the rendering of services (any and all of the foregoing being the "CONTRACT Rights"), AND all rights of any Grantor in and to all agreements, security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Contract Rights (any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS"); AND

                           e. INTELLECTUAL PROPERTY -- Without limiting any of the foregoing, all of such Grantor's intellectual and information related property, rights and assets, including the following (collectively, "INTELLECTUAL PROPERTY COLLATERAL"):

                                    1. COMPUTER SOFTWARE AND DATA -- (a) All
         software programs and data bases (including source code, object code and all related applications and data files) owned, licensed or leased by any Grantor, AND (b) all firmware associated therewith or with any of the Equipment, AND (c) all documentation and materials (including all flow charts, logic diagrams, algorithms, manuals, guides, instructions, indices, abstracts and specifications) with respect to such software and firmware, AND (d) all rights with respect to all of the foregoing, including any and all copyrights, trademarks, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, AND any substitutions, replacements, additions or model conversions of any of the foregoing (collectively, "Computer Software Collateral"), and

                                    2. COPYRIGHTS -- All copyrights of such
         Grantor in each work or authorship and derivative works thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, whether statutory or common law, registered or unregistered, throughout the world, including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, and all copyright licenses, AND further including the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, and all goodwill associated therewith, all extensions, continuations and renewals of any thereof, and all proceeds of the foregoing, including licenses, fees, royalties, income, payments, claims, damages and proceeds of suit (collectively, "COPYRIGHT Collateral"), AND

                                    3. PATENTS -- All patents and like
         protections, including all improvements, divisions, continuations, renewals, reissues, extensions and continuations-

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         in-part of the same, and all applications for registration thereof, whether pending or in preparation, all patent licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, and all goodwill associated therewith, all extensions, continuations and renewals of any thereof, and all proceeds of the foregoing, including licenses, fees, royalties, income, payments, claims, damages and proceeds of suit (collectively, "PATENT COLLATERAL"), AND

                                    4. TRADEMARKS -- (a) All trademarks, service
         marks, trade names, corporate names, company names, business names, operating names, domain names, fictitious business names, trade styles, certification marks, collective marks, call signs, logos, other source of business identifiers, prints, labels and goods on which any of the foregoing appear or have appeared, designs (including product designs) and general intangibles of a like nature (any and all of the foregoing being the "TRADEMARKS"), anywhere in the world, whether registered or not and whether currently in use or not, all registrations and recordings thereof and all applications to register the same, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, AND (b) all Trademark licenses, AND (c) all reissues, extensions or renewals of any of the foregoing, AND (d) all of the goodwill of the business connected with the use of, and symbolized by, the items described in the foregoing, AND (e) all proceeds, fees, royalties, income or payments of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license (collectively, "TRADEMARK COLLATERAL"), AND

                                    5. TRADE SECRETS -- All common law and
         statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in any Grantor's business (any and all of the foregoing being the "TRADE SECRETS"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secrets, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license (collectively, "TRADE SECRET COLLATERAL"); AND

                           f. PUBLICATION, PROGRAMMING AND PRODUCTION-RELATED PROPERTY -- Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under (a) all books, writings, journals, articles and publications, AND (b) all customer, subscriber, prospect, inquiry, circulation, marketing, advertising, publicity, promotional and programming files, lists, records, documents, contracts and agreements, including all files, lists and records of active, expired, prospective, trial and conditional customers and subscribers, and all files, lists and records of current, former and prospective advertisers, and all internally generated, purchased and rented mailing lists

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         (but only to the extent of any Grantor's rights therein), and all promotional letters, catalogues, flyers, reply cards, sales materials, promotional materials, sample mailing pieces, artwork, drawings, advertising materials, space advertising and any similar materials, AND
         (c) all publication rights, programming rights, editorial rights, promotional rights, advertising rights, licensing rights, distribution and redistribution rights, and printing and reprinting rights (and any and all agreements, contracts, documents and materials in any way governing or relating to any of the foregoing rights), AND (d) all editorial, publishing, programming, manufacturing, prepublication and post-publication, royalty, sales, pricing, cost and promotional files, lists, records and documents, AND (e) all indices, abstracts, compilations, summaries, glossaries and archives of or for any of the foregoing items, AND (f) all other information and property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing property identified in this clause or elsewhere in this Section 3 and regardless of whether such property is embodied in a tangible or intangible medium; AND

                           g. LICENSES AND AUTHORIZATIONS -- Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under all present and future Licenses, Authorizations and other rights for the construction, development, operation and ownership of its business and properties, AND all proceeds of such Licenses, Authorizations and other rights, AND all rights of such Grantor in and to all agreements, security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Licenses, Authorizations and other rights; AND

                           h. OTHER GENERAL INTANGIBLES -- Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under all other general intangibles, wherever arising, including the following: (a) all corporate, partnership, limited liability company and joint venture investments and other interests in and to any other entity (including all ownership rights and interests in such Grantor's subsidiaries, whether or not such rights and interests are certificated), and the proceeds and general intangibles related thereto (including all dividends, distributions, capital accounts and proceeds thereof), AND (b) all leasehold interests (whether as lessee or as lessor) and all related rights thereunder and proceeds thereof, AND (c) all tax refunds and other refunds or rights to receive payment from U.S. federal, state, or local governments or from foreign governments, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, AND (d) all settlements, judgments and other awards (whether or not resulting from judicial or arbitration proceedings) and all tort and contract claims and causes of action; AND all rights of such Grantor in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such general intangibles; AND

                           i. SECURITIES AND INVESTMENT PROPERTY -- Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under all stocks, options, warrants, bonds, and other securities, security entitlements, securities accounts, financial assets and other investment property (including all such securities representing ownership in such Grantor's subsidiaries), and the proceeds and general intangibles related thereto (including all dividends and distributions); AND


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                           j. OTHER GENERAL PROPERTY -- All of such Grantor's
         other property and rights of every kind and description and interests therein; AND

                           k. PRODUCTS AND PROCEEDS -- All products, offspring, rents, issues, profits, returns, refunds, income and proceeds of and from any and all of the foregoing Collateral, including the following: all proceeds of the Licenses and Authorizations, all proceeds that constitute property of the types described in this Section 3, all proceeds deposited from time to time in any lock boxes of any Grantor, and, to the extent not otherwise included, all payments, unearned premiums and cash or surrender value under insurance policies (whether or not Lender is a loss payee or additional insured thereof), and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

IN EACH INSTANCE (whether or not expressly specified above), wherever located, AND whether now existing, owned, leased or licensed or hereafter acquired , leased, licensed, arising, developed, generated, adopted or created for or by any Grantor, AND howsoever any Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  4. GRANT OF SECURITY INTEREST - PLEDGED EQUITY. Pursuant to
Section 3, without limiting the generality thereof, Additional Grantor pledges, hypothecates, collaterally assigns, charges, mortgages, delivers, and transfers to Administrative Agent and grants to Administrative Agent a present, absolute, unconditional and continuing security interest in all of the following property (collectively, "Additional Pledged Equity Collateral"):

                           a) All Pledged Equity currently owned by such Grantor; AND

                           b) All Pledged Equity issued from time to time hereafter to such Grantor; AND

                           c)       All other Pledged Equity Property
                                    (including, all options and warrants for Pledged Equity) owned by such Grantor, whether now or hereafter delivered to Administrative Agent in connection with the Security Agreement; AND

                           d) All Dividends, Distributions, capital accounts, and other payments and rights with respect to any Pledged Equity Property received or receivable by such Grantor; AND

                           e)       All proceeds of any of the foregoing; AND

IN EACH CASE, whether now existing or owned or hereafter acquired by such Grantor and howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  5. GRANT OF SECURITY INTEREST - COLLATERAL ASSIGNMENT. Pursuant to Section 3, without limiting the generality thereof, Additional Grantor collaterally assigns to Administrative

                                       6

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Agent all of such Grantor's right, title and interest in and to all of such
Grantor's contracts, licenses, leases and other agreements and all rights, interests, powers, privileges and other benefits thereunder (including the rights to receive all proceeds and payments under each such contract, license, lease and other agreement). This assignment of each contract, license, lease and other agreement constitutes an absolute, unconditional and present collateral assignment, PROVIDED, HOWEVER, that prior to the occurrence of an Event of Default, such Grantor may exercise any rights and powers under and may receive all payments and enjoy all other benefits of each such contract, license, lease and other agreement, SUBJECT to the terms and provisions of the Security Agreement and the other Loan Documents.

                  6. AUTHORIZATION FOR GRANT OF SECURITY INTEREST. Each Grantor hereby represents and warrants that Additional Grantor has all requisite power and authority under applicable law and under its Organic Documents, to encumber the Additional Collateral in favor of Administrative Agent as collateral security for the Loans and to otherwise perform its obligations under the Security Agreement. All actions, waivers and consents necessary or appropriate for Additional Grantor to encumber any Additional Collateral and to otherwise perform its obligations under the Security Agreement have been taken and/or received. Each Grantor hereby acknowledges that Administrative Agent and each Lender are relying upon the accuracy of the foregoing representations as an inducement to consent to the amendment to the Credit Agreement. In addition, each Grantor hereby agrees (jointly and severally) to indemnify Administrative Agent and each Lender and hold Administrative Agent and each Lender harmless from any loss, cost or expenses in any way resulting from or related to the inaccuracy the foregoing representations.

                  7. FURTHER ASSURANCES. Without limiting the other covenants contained in the Security Agreement (which are applicable to the Additional Collateral pursuant to this Supplement), Additional Grantor hereby covenants to promptly execute and deliver all further instruments and documents and to take all further actions at any time and from time to time that may be necessary or desirable or that Administrative Agent may reasonably request in order to perfect and protect the security interest created or purported to be created hereby.

                  8. RELATIONSHIP TO ORIGINAL LOAN DOCUMENTS. This Supplement is an amendment and supplement to (and not a novation of) the Original Security Agreement as well as the schedules thereto (without any discharge, release or satisfaction of the existing indebtedness or any guaranty or collateral security therefor, all of which indebtedness and security remains outstanding under the Loan Documents). Except as specifically amended by this Supplement, the Security Agreement is, and continues to be, in full force and effect as in effect prior to the date hereof. This Supplement becomes effective as to any party as of the date of its execution hereof, AND the failure of any party hereto to execute this Supplement shall in no way affect the obligations hereunder of the parties hereto that have executed this Supplement.

                  9. REFERENCES IN OTHER LOAN DOCUMENTS. In furtherance of the foregoing,

                           a) References in the Loan Documents (including in the Original Credit Agreement) to the "Master Security Agreement, Collateral


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                                    Assignment and Pledge" or otherwise to the
                                    Security Agreement shall mean the Security
                                    Agreement (as amended hereby).

                           b) References in the Loan Documents (including in the Original Credit Agreement) to any "Grantor" or "Grantors" or any other terms that include "Grantor" or "Grantors" hereafter include Additional Grantor (and any successor or permitted assignee thereof).

                  10. LOAN DOCUMENT; DEFINITIONS; CONFLICTS. This Supplement is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Original Security Agreement or the Original Credit Agreement. The rules of construction and the number and gender provisions under Article 9 of the Original Credit Agreement are also applicable herein. In the event of any irreconcilable conflict between the terms and conditions of this Supplement or the Security Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall govern.

                  11. BINDING AND GOVERNING LAW. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Supplement shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

                  12. SURVIVAL. All agreements, representations, warranties and covenants of any Grantor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Supplement and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Grantor to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

                  13. NO WAIVER; DELAY. To be effective, any waiver by Administrative Agent must be expressed in a writing executed by Administrative Agent. Except as expressly set forth herein, the execution, delivery and performance of this Supplement shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent waives any power, right or remedy arising hereunder or under any applicable law, THEN such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent to insist upon the strict performance of any term, condition, covenant, or agreement of this Supplement or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan

                                       8

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Document, Administrative Agent will not be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

                  14. MODIFICATION. Except as otherwise provided in this Supplement, no modification or amendment hereof shall be effective unless made in writing and signed by Administrative Agent and any other party hereto as to which such amendment or modification is applicable.

                  15. HEADINGS. The various headings in this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

                  16. PRIOR AGREEMENTS. This Supplement shall completely and fully supersede all other and prior agreements, both written and oral, by and between any Grantor and Administrative Agent concerning the terms and conditions of this Supplement.

                  17. SEVERABILITY. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Supplement or the Credit Agreement, in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Supplement and the Credit Agreement shall remain operative and in full force and effect; PROVIDED, HOWEVER, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, THEN the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

                  18. COUNTERPARTS. This Supplement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document; each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

                  19. WAIVER OF SURETYSHIP DEFENSES. Each Grantor hereby waives any and all defenses based on suretyship or impairment of collateral that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of any Grantor's obligations hereunder or under any other agreement that it, he or she may have or hereafter enter into with Administrative Agent or any Lender.

                  20. WAIVER OF NOTICE; WAIVER OF BOND. EACH GRANTOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY ADMINISTRATIVE AGENT OR ANY LENDER OF ITS RIGHTS FROM AND AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL. EACH GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ADMINISTRATIVE AGENT OR ANY

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LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN
POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF ADMINISTRATIVE AGENT OR ANY LENDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS SUPPLEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN ANY GRANTOR AND ADMINISTRATIVE AGENT OR ANY LENDER.

                  21. WAIVER OF LIABILITY. EACH GRANTOR (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ADMINISTRATIVE AGENT OR ANY LENDER) SHALL HAVE ANY LIABILITY TO ANY GRANTOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY GRANTOR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD, AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ADMINISTRATIVE AGENT OR ANY LENDER) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY GRANTOR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH.

                  22. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH GRANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

                  23. CONSTRUCTION. The language in all parts of this Supplement and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Security Agreement Supplement as an instrument under seal on the day and year first above written.


ATTEST:                                              BIZNESSONLINE.COM, INC.

By:/S/ DANIEL J. SULLIVAN                            By:/S/ MARK E. MUNRO
  ----------------------------------                   ------------------------------------------
Name:    Daniel J. Sullivan                            Name:    Mark E. Munro
Title:   Vice President                                Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              GLOBAL 2000 COMMUNICATIONS, INC.


By: :/S/ DANIEL J. SULLIVAN                          By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              ALBANYNET, INC.


By: :/S/ DANIEL J. SULLIVAN                          By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]

ATTEST:                                              WEBWAY INTERNET, INC.


By:/S/ DANIEL J. SULLIVAN                            By: /S/ MARK E. MUNRO
  ----------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]


ATTEST:                                              ASCENT NETWORKING, INC.


By: /S/ DANIEL J. SULLIVAN                          By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              CYBERZONE, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              CARAVELA SOFTWARE, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              NECANET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]


ATTEST:                                              PRIME COMMUNICATION
                                                     SYSTEMS, INCORPORATED


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              INFOBOARD, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              BORG INTERNET SERVICES, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              ULSTERNET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]


ATTEST:                                              TELESUPPORT, INC.

By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              TELECON COMMUNICATIONS CORP.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


ATTEST:                                              BOL ACQUISITION CO. VIII, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]

ATTEST:                                              XCALIBUR INTERNET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   -----------------------------------------            -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer


[CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

WITNESS:                             MCG FINANCE CORPORATION
                                     (as Administrative Agent and a Lender)

_______________________________      By: /S/ STEVEN TUNNEY
                                        -------------------------------
                                        Name:  Steven Tunney
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer